UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2010

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Notes Underwriting Agreement

On July 21, 2010, Genco Shipping & Trading Limited (“Genco”), entered into an Underwriting Agreement (the “Notes Underwriting Agreement”) with Deutsche Bank Securities Inc., BNP Paribas Securities Corp. and Credit Suisse Securities USA (the “Representatives”), as representatives for the several underwriters referred to in the Notes Underwriting Agreement, relating to the issuance and sale in a public offering of $110 million aggregate principal amount of its 5.00% Convertible Senior Notes due 2015 (the “Notes”).  In connection with this offering, Genco granted the underwriters a 30-day option to purchase up to an additional $15 million aggregate principal amount of convertible senior notes, which the underwriters exercised in full on July 22, 2010. The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), by Genco as part of its Registration Statement on Form S-3 (No. 333-155758) (the “Form S-3”) filed with the Securities and Exchange Commission (the “SEC”).

Indenture and Notes

The Notes are being issued pursuant to an indenture, dated as of July 27, 2010 (the “Base Indenture”), by and between Genco and The Bank of New York Mellon, as trustee (the “Trustee”), supplemented by the First Supplemental Indenture dated as of June 27, 2010, by and between Genco and the Trustee (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).  The Notes will be represented by a global security, executed by Genco, in the form attached to the Supplemental Indenture.

The Notes will bear interest at a rate of 5.00% per annum and are scheduled to mature on August 15, 2010. Holders may convert their Notes until the close of business on February 15, 2015, only in specified circumstances, and holders may convert their Notes at any time thereafter until the second scheduled trading day preceding maturity. The Notes will be convertible at an initial conversion price of $19.60 per share of common stock, which represents an initial conversion rate of approximately 51.0204 shares of common stock per $1,000 aggregate principal amount of notes. Upon conversion, Genco may deliver cash, shares of common stock or a combination thereof, at its option. The Indenture includes customary agreements and covenants by Genco, including with respect to events of default.

The foregoing description of the material terms of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to each of the Base Indenture and the Supplemental Indenture, which are attached to this report as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference

Common Stock Underwriting Agreement

On July 21, Genco also entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with the Representatives, as representatives for the several underwriters referred to in the Common Stock Underwriting Agreement, pursuant to which Genco agreed to sell to such underwriters an aggregate of 3,125,000 shares (together with the 468,750 additional shares refered to below, the “Shares”) of common stock, par value $0.01 per share, of Genco (the “Common Stock”), at a purchase price of $15.28 per share (the “Purchase Price”), which reflects a price to the public of $16.00 per share less underwriting discounts and commissions of $0.72 per share. In connection with this offering, Genco granted the underwriters a 30-day option to purchase up to an additional 468,750 shares of Common Stock at a price per share equal to the Purchase Price, which the underwriters exercised in full on July 22, 2010. The offering of the Common Stock has been registered under the Securities Act by Genco as part of the Form S-3 filed with the SEC.

Each of the Notes Underwriting Agreement and the Common Stock Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The closing is expected to occur and delivery of the Notes and the Shares is expected to be made on July 27, 2010.

The Notes Underwriting Agreement and the Common Stock Underwriting Agreement are filed as an exhibit with this Current Report.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K concerning the Notes Underwriting Agreement and the Indenture and Notes is incorporated by reference in its entirety into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Notes Underwriting Agreement, dated July 21, 2010, between Genco and the underwriters named therein.

1.2	Common Stock Underwriting Agreement, dated July 21, 2010, between Genco and the underwriters named therein.

4.1	Indenture, dated July 27, 2010, between Genco and The Bank of New York Mellon.

4.2	Supplemental Indenture, dated July 27, 2010, between Genco and The Bank of New York Mellon.

5.1	Opinion of Kramer Levin Naftalis & Frankel LLP, U.S. counsel for Genco, as to the legality of the Notes being sold by Genco.

5.2	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to the legality of the Notes being sold by Genco.

5.3	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to the legality of the shares of the Common Stock being sold by Genco.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to certain tax matters related to the Notes being sold by Genco.

8.2	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

8.3	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for Genco, as to certain tax matters related to the Notes being sold by Genco.

8.4	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

23.1	Consents of Kramer Levin Naftalis & Frankel LLP, U.S. counsel for Genco (contained in Exhibits 5.1, 8.3 and 8.4).

23.2	Consents of Reeder & Simpson P.C., Marshall Islands counsel for Genco (contained in Exhibits 5.2, 5,3, 8.1 and 8.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: July 27, 2010

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Notes Underwriting Agreement, dated July 21, 2010, between Genco and the underwriters named therein.

1.2	Common Stock Underwriting Agreement, dated July 21, 2010, between Genco and the underwriters named therein.

4.1	Indenture, dated July 27, 2010, between Genco and The Bank of New York Mellon.

4.2	Supplemental Indenture, dated July 27, 2010, between Genco and The Bank of New York Mellon.

5.1	Opinion of Kramer Levin Naftalis & Frankel LLP, U.S. counsel for Genco, as to the legality of the Notes being sold by Genco.

5.2	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to the legality of the Notes being sold by Genco.

5.3	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to the legality of the shares of the Common Stock being sold by Genco.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to certain tax matters related to the Notes being sold by Genco.

8.2	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

8.3	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for Genco, as to certain tax matters related to the Notes being sold by Genco.

8.4	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

23.1	Consents of Kramer Levin Naftalis & Frankel LLP, U.S. counsel for Genco (contained in Exhibits 5.1, 8.3 and 8.4).

23.2	Consents of Reeder & Simpson P.C., Marshall Islands counsel for Genco (contained in Exhibits 5.2, 5,3, 8.1 and 8.2).